ADVANCED SERIES TRUST

AST Advanced Strategies Portfolio

Supplement dated January 3, 2020 to the

Currently Effective Prospectus

and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for Advanced Series Trust relating to the AST Advanced Strategies Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Daniel He will replace Mihir Worah as a Portfolio Manager for the Portfolio.

To reflect this change, the Trust's Prospectus and SAI is hereby revised as follows:

I.All references and information pertaining to Mihir Worah are hereby deleted.

II.The table in the section of the Prospectus entitled "Summary: AST Advanced Strategies Portfolio – Management of the Portfolio" is hereby revised by adding the following with respect to Mr. He:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers

	Pacific		Executive Vice
	Investment		President,
PGIM	Management		Portfolio
Investments LLC	Company, LLC	Daniel He	Manager	January 2020
AST Investment
Services, Inc.

III.The following hereby replaces the first sentence in the section of the Prospectus entitled "HOW THE TRUST IS MANAGED – Portfolio Manager – AST Advanced Strategies Portfolio – PIMCO Segment":

Daniel He, Steve Rodosky, Andrew Balls, Sachin Gupta and Lorenzo Pagani are the portfolio managers jointly and primarily responsible for the portion of the Portfolio managed by PIMCO.

IV. The following is hereby added to the last paragraph in the section of the Prospectus entitled "HOW THE TRUST IS MANAGED – Portfolio Manager – AST Advanced Strategies Portfolio – PIMCO Segment":

Daniel He is an executive vice president and portfolio manager in the Newport Beach office. He is a member of the liquid products group specializing in real return and mortgage-backed securities. Prior to joining PIMCO in 2011, he structured and traded derivative strategies for a global macro hedge fund. He previously developed trading strategies at a hedge fund that focused on foreign exchange volatility. He has 14 years of investment experience and holds an MBA from the University of Chicago Booth School of Business. He also holds a master's degree in financial engineering and an undergraduate degree in computer science from the National University of Singapore.

V.The table in Part I of the SAI entitled "PORTFOLIO MANAGERS: OTHER ACCOUNTS – AST Advanced Strategies Portfolio" is hereby revised by adding the following disclosure:

Subadviser	Portfolio	Registered	Other Pooled	Other Accounts*	Ownership
	Managers	Investment	Investment	(in millions)	of Portfolio
		Companies*	Vehicles*		Securities*
		(in millions)	(in millions)
Pacific
Investment
Management
Company
LLC	Daniel He	None	None	2/$593.51	None

*Information as of November 30, 2019.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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